UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
______________
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008
AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are documents that contain information from Automatic Data Processing, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the Securities and Exchange Commission on November 7, 2008, formatted in XBRL (eXtensible Business Reporting Language). Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of Automatic Data Processing, Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
100

The following materials from Automatic Data Processing, Inc.’s Quarterly Report on Form 10-Q for the quarter year ended September 30, 2008, filed on November 7, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Statements of Consolidated Earnings for the three months ended September 30, 2008 and 2007, (ii) the Consolidated Balance Sheets at September 30, 2008 and June 30, 2008, and (iii) the Statements of Consolidated Cash Flows for the three months ended September 30, 2008 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008

AUTOMATIC DATA PROCESSING, INC.

By: Name: Title:	/s/ James B. Benson James B. Benson Vice President

Exhibit Index

Exhibit Number	Description
100

The following materials from Automatic Data Processing, Inc.’s Quarterly Report on Form 10-Q for the quarter year ended September 30, 2008, filed on November 7, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Statements of Consolidated Earnings for the three months ended September 30, 2008 and 2007, (ii) the Consolidated Balance Sheets at September 30, 2008 and June 30, 2008, and (iii) the Statements of Consolidated Cash Flows for the three months ended September 30, 2008 and 2007.